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                                                                      EXHIBIT 32



                                  CERTIFICATION

           PURSUANT TO SECTION 906 OF THE SARBANES-OXLEY ACT OF 2002 (Subsections (a) and (b) of Section 1350, Chapter 63 of Title 18, United States
                                     Code)


          Pursuant to Section 906 of the Sarbanes-Oxley Act of 2002 (subsections (a) and (b) of Section 1350, Chapter 63 of Title 18, United States
Code), each of the undersigned officers of Merchants Group, Inc., a Delaware corporation (the "Company"), does hereby certify with respect to the Quarterly Report of the Company on Form 10-Q for the quarter ended June 30, 2003 as filed with the Securities and Exchange Commission (the "Form 10-Q") that:

          (1) the Form 10-Q fully complies with the requirements of Section 13(a) or 15(d) of the Securities Exchange Act of 1934; and

          (2) the information contained in the Form 10-Q fairly presents, in all material respects, the financial condition and results of operations of the Company.





Dated:  August 11, 2003               By:/s/ Stephen C. June


                                      ----------------------------------------
                                      Stephen C. June, President
                                      (Chief Executive Officer)



Dated:  August 11, 2003               By:/s/ Kenneth J. Wilson


                                      ----------------------------------------
                                      Kenneth J. Wilson, Vice President & CFO
                                      (Chief Financial Officer)



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